SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K
                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) DECEMBER 31, 1998
                                                 -----------------

                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------
            (Exact name of registrant as specified in its charter)

         Indiana                       0-362                  35-0827455
         -------                       -----                  ----------
(State or other jurisdiction       (Commission            (I.R.S. Employer
    of incorporation)              File Number)          Identification No.)

       400 East Spring Street
         Bluffton, Indiana                                     46714
         -----------------                                     -----
(Address of Principal Executive Offices)                     (Zip Code)

                              (219) 824-2900
                              --------------
              (Registrant's telephone number, including area code)

Item 5. OTHER EVENTS
--------------------

On December 31, 1998, the Registrant purchased certain operating and intangible assets from The Marley Company ("Marley"), a wholly-owned subsidiary of United Dominion Industries, Inc. Such assets are used in the manufacture and sale of electric motors. The Registrant also entered into supply agreements with Marley pursuant to which it will sell petroleum and water motors. The Registrant paid $17.5 million in cash at the closing date, and may pay additional contingent consideration according to terms that expire on December 31, 2001. The amount, if any, of this contingent consideration is not currently determinable.



                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Franklin Electric Co., Inc.
                                    ---------------------------
                                           (Registrant)




Date   January 6, 1999        By   /s/  Jess B. Ford
       ---------------            ---------------------------
                                   Jess B. Ford
                                   Senior Vice President and
                                   Chief Financial Officer